Exhibit 10.1

FUND.COM INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is by and between the undersigned subscriber (the “Subscriber”) and Fund.com Inc., a Delaware corporation (the “Company”).

A. Reference is made to that certain Option Agreement dated August 28, 2009, by and among the Company and the other parties thereto (the “Option”).

B. The Company and the Subscriber have entered into a certain Option Agreement dated as of January 25, 2010 (the “Option Agreement”) under which the Subscriber agreed to purchase, for up to $5,000,000, an aggregate of up to 23,809,524 shares of Class A Common Stock of the Company (the “Shares”) at a purchase price of $0.21 per share, the terms of which are described in the Option Agreement; and

C. The Company desires to issue to the undersigned, and the undersigned desires to purchase the number of Shares set forth on the signature page hereto, subject to the terms of this Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

1. Subscription. On the terms and subject to the conditions of this Agreement and the Option, the undersigned hereby subscribes for and agrees to purchase the Shares.

2. Closing. The closing of this subscription (the “Closing”) will take place at the offices of the Company on or prior to February 15, 2010. The undersigned understands that the proceeds of the subscription will be held in a trust account maintained by the Company’s counsel pending the Closing. Notwithstanding section 1 of the Option or any other provision to the contrary, payment for all or a portion of the Shares may be made on or prior to February 15, 2010.

3. Acceptance of Subscription.  The Company may, in its sole discretion, accept or reject this subscription in whole or in part.  The undersigned subscriber acknowledges that this subscription is irrevocable and may only be terminated by the Company’s rejection of this subscription in whole or in part.  This subscription is not binding upon the Company, and the Company is not obligated to issue the Shares to the undersigned until the Company accepts this subscription in whole or in part at a Closing.  If the Company rejects all or part of this subscription, subscription proceeds will be returned to the undersigned promptly without deduction and without interest.  Upon acceptance of this subscription, the Company will immediately be entitled to retain the proceeds of the subscription and shall apply such proceeds in accordance with the Option Agreement.  Notwithstanding the foregoing, the provisions of this Section 3 are subject to all of the Subscriber’s rights under the Option, which are expressly reserved and not waived.

4. Representations and Warranties of the Subscriber.  The undersigned hereby represents, warrants and covenants to the Company as follows:

A. The undersigned has received, reviewed and fully understands the Option Agreement.

B. The undersigned has been afforded the opportunity to ask all questions and receive all answers the undersigned wished concerning the Company and the terms and conditions of Option and to obtain any additional information the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information set forth in the Option Agreement.  No oral or written statement, inducement or assurance that is contrary to the information set forth in the Option Agreement has been made by or on behalf of the Company to the undersigned.

C. Each equity owner of the undersigned is an “accredited investor” (as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”)).  In order to be an accredited investor, natural persons must (i) be a natural person whose net worth (either individually or jointly with spouse) exceeds $1,000,000; or (ii) be a natural person whose individual income (that is, not combined with that of a spouse or other joint purchaser) was in excess of $200,000 per year in both of the last two years and is reasonably expected to be in excess of $200,000 in this year.  The undersigned has such knowledge and experience in financial and business matters to enable him, her or it to utilize the information made available to him, her or it in connection with this offering to evaluate the merits and risks of the prospective investment, and to make an informed investment decision with respect thereto.

D. The undersigned (i) has adequate means of providing for his, her or its current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear completely all of the economic risks of this investment, and (iv) can afford a complete loss of such investment.

E. The Shares to be acquired under this Agreement are being acquired solely by and for the undersigned for investment and not as a nominee or agent for the benefit of any other person, and except with respect to the Call Option granted to Recovery Capital Inc. pursuant to the provisions of the Option Agreement, the undersigned has no current intention to distribute or resell the Shares.

F. The undersigned understands and acknowledges that (i) there is not and will be no public or other market for the Shares, (ii) the offer and sale of the Shares has not been registered under the Securities Act, (iii) the offer and sale of the Shares is being made in reliance on the exemption for non-public offerings provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (iv) the Shares must be held indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available, and (v) the Company is under no obligation to register for resale the Shares or to assist him, her or it in complying with any exemption from registration.

G. The undersigned understands that no Federal or State agency has passed upon this issuance, or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Shares.  The undersigned understands that the Option Agreement has not been filed with or reviewed by any federal or state securities authorities because of the private and limited nature of this issuance.

H. The undersigned has not been furnished any offering literature other than the Option and the Option Agreement including the exhibits thereto, and the undersigned has relied only on the information contained in the Option and the Option Agreement and any additional information furnished or made available to the undersigned by the Company, as described above, and not on any information, representation or warranty made by any other person in any other document or otherwise communicated, whether verbally or in writing.

I. The undersigned is a limited liability company formed under the laws of the State of Colorado, and has the legal capacity to execute, deliver, and perform this Agreement.

J. All information that the undersigned has provided to the Company concerning himself, herself or itself, his, her or its financial position, and his, her or its knowledge of financial and business matters, is true and complete as of the date set forth on the signature page hereto, and if there is any adverse change in such information before this subscription is accepted, the undersigned will immediately provide the Company with accurate and complete information concerning any such change.

K. The undersigned has not used any person as a “purchaser representative” within the meaning of Regulation D promulgated under the Securities Act to represent the undersigned in determining whether or not to purchase the Shares.

5. Representations and Warranties of the Company.  The Company hereby represents, warrants and covenants to the Subscriber as follows:

A. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, issuance, sale and delivery to the Subscriber of the Shares pursuant to the Option Agreement, has been taken or will be taken prior to the issuance of the Shares.  The issuance and sale of the Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

B.  The issuance and sale of the Shares to Subscriber pursuant to the Option will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a material default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

C.  Immediately prior to the issuance of the Shares, 300,000,000 shares of Class A Common Stock, par value $0.001 per share, 10,000,000 shares of Class B Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share were duly authorized, and 270,725,007 shares of such Class A Common Stock were issued and outstanding on a fully-diluted basis, taking into account all issued and outstanding Class B Common Stock, Preferred Stock and all other notes, warrants, options and other securities convertible into shares of Class A Common Stock.  The Shares have been duly authorized, and upon their issuance and sale to Subscriber will be validly issued, fully paid and nonassessable and will have been issued in compliance with all applicable state federal laws concerning the issuance of securities.

D. The Company has filed all forms, reports, statements and schedules and made all other filings with the SEC required to be filed by it pursuant to the federal securities laws (the “SEC Reports”), and such SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act and the published rules and regulations of the SEC thereunder. Such SEC Reports did not and will not as of the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were and will be made, not misleading.  The Company shall maintain its status as a reporting company under the Exchange Act until at least December 31, 2010.

6. Entire Agreement; Modification.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and neither this Agreement nor any provisions hereof may be waived, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge, or termination is sought.

7. Notices.  Any notice, demand, or other communication which any party hereto may be required, or may elect, to give hereunder shall be sufficiently given if deposited, postage prepaid, in the United States mail, registered or certified mail, addressed, if to the Company, to the “Chief Executive Officer” of the Company at 14 Wall Street, 20th Floor, New York, New York, 10005 and if to the undersigned, to the address set forth on the signature page hereof or at such other address as either party shall have specified by notice to the other delivered personally at such addresses.

8. Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person or entity and his, her or its  respective, heirs, executors, administrators, successors, legal representatives, and assigns.

9. Assignability.  The undersigned agrees not to transfer or assign this Agreement, or any of the undersigned's interest herein.

10. Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of Delaware.

[SIGNATURE PAGE FOLLOWS]

                      IN WITNESS WHEREOF, the undersigned has executed this Agreement evidencing the undersigned’s intention to be bound by the terms of this Agreement, on the date set forth below.  .

FORM OF OWNERSHIP.  Please indicate form of ownership desired.

☐ Individual	☐ Joint tenants with right of survivorship
☐ Tenants in common	☐ Community property
☐ Corporation	☐ Company
☐ Trust	☐ Other (specify):

INDIVIDUAL(S) SIGN HERE:
__________________________________________
Signature
__________________________________________
Social Security Number
__________________________________________
Printed Name

Residence Address:__________________________

Date:______________________________________

ADDITIONAL INVESTOR (if any):
__________________________________________
Signature

Social Security Number

Printed Name

Residence Address:__________________________

Date:_____________________________________

ENTITIES SIGN HERE:
By:_______________________________________
Title:
Name:

__________________________________________
Printed Legal Name of Entity
__________________________________________
Type of entity and place of organization

Federal Employer ID No.:

Principal Place of Business:
__________________________________________

__________________________________________

Date:______________________________________

Accepted as to ______ Shares on _________________, 2010

FUND.COM INC.

By:________________________________
Name: Gregory Webster
Title: Chief Executive Officer